Fees Summary	Nov. 14, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,211,650,421.00
Previously Paid Amount	0.00
Total Fee Amount	167,328.92
Total Offset Amount	0.00
Net Fee	$ 167,328.92
Final Prospectus	false